Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Terry Bassham or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February 2018.

/s/ David. L. Bodde David L. Bodde

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	ss

          On this 13th day of February 2018, before me the undersigned, a Notary Public, personally appeared David L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Annette G. Carter Notary Public

My Commission Expires:
October 6, 2021

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Terry Bassham or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February 2018.

/s/ Randall C. Ferguson, Jr. Randall C. Ferguson, Jr.

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	ss

          On this 13th day of February 2018, before me the undersigned, a Notary Public, personally appeared Randall C. Ferguson, Jr., to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Annette G. Carter Notary Public

My Commission Expires:
October 6, 2021

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Terry Bassham or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February 2018.

/s/ Gary D. Forsee Gary D. Forsee

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	ss

          On this 13th day of February 2018, before me the undersigned, a Notary Public, personally appeared Gary D. Forsee, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Annette G. Carter Notary Public

My Commission Expires:
October 6, 2021

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Terry Bassham or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February 2018.

/s/ Scott D. Grimes Scott D. Grimes

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	ss

          On this 13th day of February 2018, before me the undersigned, a Notary Public, personally appeared Scott D. Grimes, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Annette G. Carter Notary Public

My Commission Expires:
October 6, 2021

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Terry Bassham or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February 2018.

/s/ Thomas D. Hyde Thomas D. Hyde

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	ss

          On this 13th day of February 2018, before me the undersigned, a Notary Public, personally appeared Thomas D. Hyde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Annette G. Carter Notary Public

My Commission Expires:
October 6, 2021

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Terry Bassham or Heather A. Humphrey, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February 2018.

/s/ Ann D. Murtlow Ann D. Murtlow

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	ss

          On this 13th day of February 2018, before me the undersigned, a Notary Public, personally appeared Ann D. Murtlow, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that she executed the same as her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Annette G. Carter Notary Public

My Commission Expires:
October 6, 2021

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Terry Bassham or Heather A. Humphrey, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February 2018.

/s/ Sandra J. Price Sandra J. Price

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	ss

          On this 13th day of February 2018, before me the undersigned, a Notary Public, personally appeared Sandra J. Price, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that she executed the same as her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Annette G. Carter Notary Public

My Commission Expires:
October 6, 2021

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Terry Bassham or Heather A. Humphrey, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of February 2018.

/s/ John J. Sherman John J. Sherman

STATE OF MISSOURI COUNTY OF JACKSON	) ) )	ss

          On this 13th day of February 2018, before me the undersigned, a Notary Public, personally appeared John J. Sherman, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Annette G. Carter Notary Public

My Commission Expires:
October 6, 2021